GENERAL BILL OF SALE AND ASSIGNMENT





          KNOW ALL MEN BY THESE PRESENTS:

          That Commercial Business Systems, Inc., a Virginia corporation, ("Company") for good and valuable consideration received from Pomeroy Computer Resources, Inc., a Delaware corporation ("Purchaser"), does hereby, in accordance with the terms and conditions of the Asset Purchase Agreement, dated March ___, 1998 (the "Agreement"), by and between Company and Purchaser, sell, assign, transfer, convey, deliver and confirm to Purchaser, its successors and assigns, or its nominee, those certain assets of Company ("Purchased Assets") described in the Agreement as the Purchased Assets, relating to Company's Business, which Purchased Assets shall include without limitation:

               The Purchased Assets but excluding the Excluded Assets as defined in the Agreement.

          TO HAVE AND TO HOLD to Purchaser, its successors and assigns forever.

          Company hereby represents, warrants and covenants that, at and until delivery of this General Bill of Sale and Assignment, Company has good and marketable title to the Purchased Assets, free and clear of any imperfections of title, liens, encumbrances, charges, equities or restrictions, of any nature whatsoever; that from and after the delivery by Company to Purchaser of this General Bill of Sale and Assignment, Purchaser will own the Purchased Assets and have good and marketable title thereto, free and clear of any imperfections of title, liens, encumbrances, charges, equities or restrictions of any nature whatsoever.

          Company, for itself and its successors, further covenants and agrees that, in the event there are any such Purchased Assets covered by this General Bill of Sale and Assignment which cannot be transferred or assigned by it without the consent of or notice to a third party and in respect of which any necessary consent or notice has not at the date of delivery of this General Bill of Sale and Assignment been given or obtained, the beneficial interest in and to the asset/contract shall, in any event, pass hereby to Purchaser, and Company, for itself and its successors and assigns, covenants and agrees (i) to hold and hereby declares that it holds such Purchased Assets in trust for and for the benefit of Purchaser, its successors and assigns; (ii) if requested by Purchaser, Company will use all reasonable efforts to obtain and secure such consents to transfer such Purchased Assets; and (iii) to make or complete such transfer or transfers as soon as reasonably possible.

          Company hereby further covenants that it will, at any time and from time to time, at the request of Purchaser, execute and
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          deliver to Purchaser any new  or confirmatory instrument and  all other and further instruments necessary or convenient, which Purchaser may reasonably request, to vest in Purchaser Company's full right, title and interest in or to any of the Purchased Assets, or to enable Purchaser to realize upon or otherwise to enjoy any such property, assets or rights or to carry into effect the intent or purpose hereof.

          This General Bill of Sale and Assignment, being further documentation of the transfers, conveyances and assignments provided in the Agreement, does not expand or limit the rights and obligations provided in said Agreement.

          This instrument shall be binding upon, inure to the benefit of and be enforceable by the Company and Purchaser and their respective successors and assigns.

          Any capitalized terms used, but not defined herein, shall have the definition set forth in the Agreement.

          IN WITNESS WHEREOF, Commercial Business Systems, Inc. has caused this instrument to be executed by its officer thereunto duly authorized as of this ____ day of March, 1998.

          Signed and delivered in            COMMERCIAL  BUSINESS  SYSTEMS,
          INC.,
          the presence of                    a Virginia corporation


          _________________________          By:
          _______________________________
                                                      Thomas  M.   Clayton,
          President

          _________________________


          STATE OF OHIO
          COUNTY OF HAMILTON, ss

               BE IT REMEMBERED, that on this _____ day of March, 1998, before me, the undersigned, a Notary Public in and for said County, personally appeared Thomas M. Clayton, who acknowledged himself to be the President of Commercial Business Systems, Inc., a Virginia corporation, and that he, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

               IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last above written.



               ____________________________________
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